EXHIBIT 32.2

CERTIFICATION

In connection with the Quarterly Report of Helen of Troy Limited (the “Company”) on Form 10-Q for the fiscal quarter ended November 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) and pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002, I, THOMAS J. BENSON, Senior Vice-President and Chief Financial Officer of the Company, certify that to the best of my knowledge:

1.	The report fully complies with the with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The following contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	January 14, 2004

/s/ Thomas J. Benson

Thomas J. Benson
Senior Vice-President
and Chief Financial Officer
(Principal Financial Officer)